(R) Dreyfus
Cash Management
Plus, Inc.
Annual Report





January 31, 1997

Dreyfus Cash Management Plus, Inc.
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to report the performance of Dreyfus Cash Management Plus, Inc. for the four-month fiscal period ended January 31, 1997, as shown in the following table:

                                                                                         Annualized
                                                            Annualized Yield          Effective Yield*
                                                             --------------             ------------
            Institutional Shares                                  5.32%                     5.45%
            Investor Shares                                       5.07%                     5.19%
            Administrative Shares **                              5.22%                     5.35%
            Participant Shares **                                 4.92%                     5.03%

   Please note that the fiscal year-end for the Fund has been changed to the last day of January from the last day of September. Accordingly, the Fund completed a shortened, four-month fiscal year on January 31, 1997. Please understand that this change does not have any detrimental effect on the Fund or on shareholders.

ECONOMIC REVIEW
   The release of a 4.7% estimate for the fourth quarter's real Gross Domestic Product ("GDP") growth has restored an above-trend growth trajectory to the U.S. economy. Hence, the much anticipated slowdown to a benign 2% path is no longer a valid viewpoint. This has left the Federal Reserve Open Market Committee (the "Fed") with the policy decision of whether to act on its GDP growth yardstick, or pursue a wait-and-see option with regard to inflation. The economy is embarking on its seventh expansion year with good momentum.
   Real GDP grew at an annualized 3.3% rate in the first half of 1996 and 3.4% in the second half. Key forces to sustain growth include steady income growth that supports consumer spending, reviving economic growth abroad to help exports (despite some offset from a higher dollar) and a lean inventory situation that should keep manufacturing buoyant. However, capital goods orders have slowed recently. Excess capacity still exists in some sectors, while the higher dollar can especially hurt import-competing industries. The stronger dollar additionally may hurt profits related to foreign sales, although overall corporate profits should sustain steady growth.
   While the Fed has held a bias favoring tighter policy since mid-1996, it has so far delayed tightening. A slow economy in the summer months and, more recently, the surging dollar have curbed inflation fears, giving ample reason to leave policy unchanged. Indeed, accelerating wage inflation and high oil prices have been accompanied by lower general price inflation in recent months. However, while a rising dollar typically depresses prices in the traded goods sector, the attendant boost to purchasing power risks higher inflation pressures elsewhere.

MARKET OVERVIEW
   The money market during the past year was characterized by considerable volatility. However, by the end of this Fund's fiscal year, short-term rates were actually little changed from when the year began.
   Throughout the period, inflation and what, if anything, the Fed might do about it, continued to be the major concern. Early in the year, rates generally rose, especially after strong employment reports in late spring and early summer convinced the market that the Fed would need to tighten money rates in order to prevent a recurrence of inflation. By late summer, however, it became clear that inflation was not an immediate threat. The Fed acknowledged as much by taking no preemptive action. Furthermore, the economy was a constructive influence, * providing continued yet moderate growth without exerting undue upward pressure on wage levels or general price indicators. Thus, in the latter part of the year, interest rates simmered down, though not without short-lived inflation scares.
   As the time approached for the February 1997 meeting of the rate-setting Fed, the market was nervous but essentially neutral, as rates edged slightly lower. The most significant recent development has been a flattening of the yield curve, with rates on the 30-year Treasury bond narrowing the gap with short-term Treasury yields. As it turned out, the Fed in early February left rates undisturbed. There has been no rate change by the Fed since January 1996, when there was a modest cut in the Federal Funds rate of 25 basis points.
   In recent days, a new factor has entered the picture--the decision by the U.S. and the Group of Seven major industrial nations not to try to push the U.S. dollar's valuation any higher. Eventually, this change in strategy could affect the U.S. money market. The initial reaction in the markets, however, was to take it in stride.
   Some tightening of rates by the Fed is to be expected in coming months, if the U.S. economy continues to exhibit strong growth. The rising dollar has acted as a restraint on inflation until now. It remains to be seen what the effect of the new dollar strategy will be.

PORTFOLIO FOCUS
   Our maturity structure has been geared to deal with changeable eventualities while seeking superior yields. At times this has resulted in an average maturity longer than the industry average. We intend to continue this approach until events in the marketplace dictate a change.
   It is a pleasure and a privilege to serve your investment needs.

                                                       Sincerely,





                                                       Patricia A. Larkin
                                                       Senior Portfolio Manager

February 18, 1997 New York, N.Y.

 * Annualized effective yield takes into account the effect of compounding and is based upon dividends declared daily and reinvested monthly.
** Since inception on November 21, 1996.

Dreyfus Cash Management Plus, Inc.
-------------------------------------------------------------------------------
Statement of Investments                                                                January 31, 1997


                                                                                  Principal
Negotiable Bank Certificates of Deposit--39.7%                                      Amount             Value

-----------------------------------------------------------------------------   ------------      -------------

Bank of America NT & SA (Yankee)
   5.36%, 2/5/97.............................................................   $ 20,000,000      $  19,999,942
Bank of Tokyo-Mitsubishi, Ltd. (London)
   5.47%-5.66%, 2/12/97-3/5/97...............................................     75,000,000         75,000,918
Bank of Tokyo-Mitsubishi, Ltd. (Yankee)
   5.63%-5.86%, 2/18/97-1/7/98...............................................    155,000,000        154,995,223
Bankers Trust Co. (London)
   5.51%, 7/14/97............................................................     50,000,000         50,002,203
Bankers Trust Co.
   5.80%, 1/9/98.............................................................    100,000,000         99,963,272
Bayerische Hypotheken-und Wechsel-Bank AG (London)
   5.78%, 1/9/98.............................................................     50,000,000         50,011,796
Bayerische Vereinsbank AG (Yankee)
   5.27%, 2/24/97............................................................     95,000,000         95,000,000
Caisse Nationale de Credit Agricole (Yankee)
   5.75%, 12/8/97............................................................     50,000,000         50,000,000
Dai-Ichi Kangyo Bank Ltd. (London)
   5.49%, 3/12/97............................................................     50,000,000         50,001,405
Dai-Ichi Kangyo Bank Ltd. (Yankee)
   5.39%-5.66%, 2/18/97-4/23/97..............................................    172,000,000        172,000,188
Deutsche Bank AG (Yankee)
   5.70%, 12/2/97............................................................     50,000,000         49,995,836
Fuji Bank Ltd. (Yankee)
   5.45%-5.65%, 2/12/97-4/30/97..............................................    322,000,000        322,004,151
Industrial Bank of Japan Ltd. (Yankee)
   5.42%-5.68%, 2/10/97-4/10/97..............................................    290,000,000        289,999,620
Sanwa Bank Ltd. (London)
   5.43%-5.67%, 2/12/97-3/5/97...............................................     42,000,000         42,000,763
Sanwa Bank Ltd. (Yankee)
   5.39%-5.52%, 2/10/97-4/14/97..............................................    139,000,000        139,006,332
Societe Generale (Yankee)
   5.34%-6.03%, 3/24/97-1/9/98...............................................    300,000,000        300,181,871
Sumitomo Bank Ltd. (London)
   5.57%, 4/7/97.............................................................     30,000,000         30,002,091
Sumitomo Bank Ltd. (Yankee)
   5.42%-5.82%, 2/5/97-1/12/98...............................................    278,000,000        278,000,364
SwedBank (Yankee)
   5.56%-5.65%, 2/14/97-11/14/97.............................................    160,000,000        159,998,952
Union Bank of California
   5.71%, 3/17/97............................................................     65,000,000         65,000,000
Westdeutsche Landesbank Girozentrale (London)
   5.46%, 3/27/97............................................................      9,000,000          9,001,971
                                                                                                ---------------
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
   (cost $2,502,166,898).....................................................                    $2,502,166,898
                                                                                                ===============

Dreyfus Cash Management Plus, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                                                    January 31, 1997
                                                                                  Principal
Bankers' Acceptances--1.1%                                                          Amount             Value

----------------------------------------------------------------------------    ------------      -------------

Bank of Tokyo-Mitsubishi, Ltd. (Yankee)
   5.63%, 3/11/97............................................................   $ 16,000,000      $  15,907,280
Dai-Ichi Kangyo Bank Ltd. (Yankee)
   5.52%-5.63%, 2/3/97-5/27/97...............................................     43,600,000         43,093,650
Industrial Bank of Japan Ltd. (Yankee)
   5.63%-5.71%, 2/28/97-3/19/97..............................................     12,100,000         12,035,191
                                                                                                ---------------
TOTAL BANKERS` ACCEPTANCES
   (cost $71,036,121)........................................................                     $  71,036,121
                                                                                                ===============
Commercial Paper--19.4%
-------------------------------------------------------------------------------

Bankers Trust New York Corp.
   5.47%, 10/17/97 (a).......................................................   $150,000,000     $  150,000,000
BFCE U.S. Finance Corp.
   5.58%, 2/7/97.............................................................     50,000,000         49,954,750
Chrysler Financial Corp.
   5.41%, 3/10/97............................................................     50,000,000         49,724,042
Den Danske Corp. Inc.
   5.50%, 7/9/97.............................................................     25,000,000         24,412,986
General Electric Capital Corp.
   5.52%, 5/23/97............................................................     10,000,000          9,835,658
General Motors Acceptance Corp.
   5.44%-5.60%, 2/4/97-8/6/97................................................    255,000,000        248,839,702
Lehman Brothers Holdings Inc.
   5.50%-5.78%, 8/1/97-10/3/97...............................................    270,000,000        262,988,545
Mitsubishi Motors Credit of America Inc.
   5.52%, 2/18/97 (LOC; Industrial Bank of Japan LTD) (b)....................     16,000,000         15,959,049
Paine Webber Group Inc.
   5.45%-5.67%, 2/10/97-4/1/97...............................................     40,000,000         39,830,548
Salomon Inc.
   5.75%-5.80%, 2/3/97-7/7/97................................................    125,000,000        122,928,483
Sanwa Business Credit Corp.
   5.41%-5.44%, 2/18/97-2/20/97..............................................     50,000,000         49,865,750
UBS Finance (DE) Inc.
   5.58%, 2/3/97.............................................................    200,000,000        199,938,000
                                                                                                ---------------
TOTAL COMMERCIAL PAPER
   (cost $1,224,277,513).....................................................                    $1,224,277,513
                                                                                                ===============

Corporate Notes--12.4%
-------------------------------------------------------------------------------

Abbey National Treasury Services PLC
   5.60%, 11/21/97...........................................................   $ 50,000,000      $  49,959,479
Bear Stearns Companies Inc.
   5.38%-5.83%, 2/18/97-1/28/98 (a)..........................................    300,000,000        300,000,000


Dreyfus Cash Management Plus, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                                                    January 31, 1997
                                                                                  Principal
Corporate Notes (continued)                                                        Amount             Value
----------------------------------------------------------------------------    ------------      -------------
General Motors Acceptance Corp.
   5.65%, 10/8/97............................................................   $ 30,000,000      $  30,003,721
Lehman Brothers Holdings Inc.
   5.47%-5.53%, 6/15/97-8/29/97..............................................     22,690,000         22,919,164
Merrill Lynch & Co. Inc.
   5.38%-5.47%, 2/13/97-2/12/98 (a)..........................................    215,000,000        214,974,198
Paine Webber Group Inc.
   5.60%, 1/8/98-1/9/98 (a)..................................................     80,000,000         80,000,000
Salomon Brothers Inc.
   5.69%, 11/10/97 (a).......................................................     80,000,000         80,000,000
                                                                                                ---------------
TOTAL CORPORATE NOTES
   (cost $777,856,562).......................................................                    $  777,856,562
                                                                                                ===============

Promissory Notes--4.9%
-------------------------------------------------------------------------------

Goldman Sachs Group L.P.
   5.60%-5.78%, 2/10/97-10/17/97 (c,d)
   (cost $310,000,000).......................................................   $310,000,000     $  310,000,000
                                                                                                ===============

Short-Term Bank Notes--7.4%
-------------------------------------------------------------------------------

Banc One Milwaukee
   5.37%, 2/6/97-2/7/97......................................................   $250,000,000     $  249,998,152
Bank of America Illinois
   5.58%, 11/19/97...........................................................     75,000,000         74,971,311
Comerica Bank
   5.36%, 2/14/97 (a)........................................................    125,000,000        124,996,962
First National Bank of Boston
   5.50%, 3/17/97............................................................     15,000,000         15,000,000
                                                                                                ---------------
TOTAL SHORT-TERM BANK NOTES
   (cost $464,966,425).......................................................                    $  464,966,425
                                                                                                ===============

U.S. Government Agencies--8.7%
-------------------------------------------------------------------------------

Federal Farm Credit Banks,
   Consolidated Systemwide Medium Term Notes
   5.33%-5.34%, 7/25/97-1/30/98 (a)..........................................   $150,000,000     $  149,953,675
Federal National Mortgage Association,
   Floating Rate Notes
   5.30%-5.45%, 3/27/97-6/19/98 (a)..........................................    398,000,000        397,904,626
                                                                                                ---------------
TOTAL U.S. GOVERNMENT AGENCIES
   (cost $547,858,301).......................................................                    $  547,858,301
                                                                                                ===============

Dreyfus Cash Management Plus, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                                                   January 31, 1997
                                                                                  Principal
Time Deposits--5.5%                                                                 Amount             Value
-----------------------------------------------------------------------------   ------------     --------------
Berliner Handels-und Frankforter Bank (Grand Cayman)
   5.56%, 2/3/97.............................................................   $250,000,000     $  250,000,000
Westdeutsche Landesbank Girozentrale (Grand Cayman)
   5.44%, 2/3/97.............................................................     96,170,000         96,170,000
                                                                                                ---------------
TOTAL TIME DEPOSITS
   (cost $346,170,000).......................................................                    $  346,170,000
                                                                                                ===============

Repurchase Agreements--4.4%
-------------------------------------------------------------------------------

Goldman, Sachs & Co., 5.37% dated 1/31/97, due 2/3/97 in the amount of
   $125,055,938 (fully collateralized by $126,595,000 U.S. Treasury Notes,
   5.875%-6.50%, due from 5/15/97
   to 7/31/97, value $127,594,475)...........................................   $125,000,000     $  125,000,000
SBC Capital Markets, 5.35%
   dated 1/31/97, due 2/3/97 in the amount of
   $150,066,875 (fully collateralized by $150,924,000
   U.S. Treasury Notes, 6.125%-6.50%, due from 5/15/97
   to 5/31/97, value $152,855,766)...........................................    150,000,000        150,000,000
                                                                                                ---------------
TOTAL REPURCHASE AGREEMENTS
   (cost $275,000,000).......................................................                    $  275,000,000
                                                                                                ===============
TOTAL INVESTMENTS
   (cost $6,519,331,820).............................................  103.5%                    $6,519,331,820
                                                                       ======                   ===============
LIABILITIES, LESS CASH AND RECEIVABLES...............................   (3.5%)                   $ (220,888,833)
                                                                       ======                   ===============
NET ASSETS...........................................................  100.0%                    $6,298,442,987
                                                                       ======                   ===============


Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Variable interest rate-subject to periodic change.
(b) Backed by irrevocable letter of credit.
(c) These notes were acquired for investment, not with intent to distribute or sell.
(d) Securities restricted as to public resale. These securities were acquired from 5/16/96 to 1/21/97 at a cost of par value. At January 31, 1997, the aggregate value of these securities is $310 million, representing approximately
    4.9% of net assets and are valued at amortized cost.

                       See notes to financial statements.

Dreyfus Cash Management Plus, Inc.
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                                      January 31, 1997
                                                                                                     Cost             Value
                                                                                                -------------   ----------------
ASSETS:                       Investments in securities--See Statement of
                                Investments--Note 1(b)..........................                 $6,519,331,820   $6,519,331,820
                              Interest receivable..............................                                       51,961,919
                                                                                                                ----------------
                                                                                                                   6,571,293,739
                                                                                                                ----------------


LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                        1,036,860
                              Due to Distributor...............................                                          156,552
                              Cash overdraft due to Custodian..................                                       43,575,717
                              Payable for investment securities purchased......                                      228,081,623

                                                                                                                ----------------
                                                                                                                     272,850,752
                                                                                                                ----------------


NET ASSETS.....................................................................                                   $6,298,442,987
                                                                                                                ================


REPRESENTED BY:               Paid-in capital..................................                                   $6,299,322,693
                              Accumulated net realized gain (loss) on investments                                       (879,706)
                                                                                                                ----------------


NET ASSETS.....................................................................                                   $6,298,442,987
                                                                                                                ================





                                                   NET ASSET VALUE PER SHARE
                                                   -------------------------
                                                        Institutional  Administrative    Investor    Participant
                                                           Shares          Shares         Shares       Shares
                                                      ---------------- -------------- -------------- -----------
Net Assets........................................     $5,515,851,390      $199,340    $781,919,924   $472,333
Shares Outstanding................................      5,516,722,684       199,340     781,928,336    472,333
NET ASSET VALUE PER SHARE.........................              $1.00         $1.00           $1.00      $1.00
                                                                =====         =====           =====      =====

                       See notes to financial statements.

Dreyfus Cash Management Plus, Inc.
-------------------------------------------------------------------------------
Statement of Operations

                                                                                            Four Months Ended     Year Ended
                                                                                                January 31,      September 30,
                                                                                                   1997*             1996
                                                                                              ---------------   ---------------

INVESTMENT INCOME


INCOME                        Interest Income.................................                   $121,897,903     $331,440,841


EXPENSES:                     Management fee--Note 2(a).........................                 $  4,417,546    $ 11,722,426
                              Distribution fees--Note 2(b).....................                       630,491       1,234,656
                                                                                               --------------   -------------
                                   Total Expenses..............................                     5,048,037      12,957,082
                                                                                               --------------   -------------



INVESTMENT INCOME--NET..........................................................                  116,849,866     318,483,759



NET REALIZEDGAIN(LOSS) ONINVESTMENTS--Note 1(b)................................                        45,711          (2,194)
                                                                                               --------------   -------------



NET INCREASEINNETASSETSRESULTINGFROMOPERATIONS................................                   $116,895,577    $318,481,565
                                                                                               ==============   =============


-----------------
*The Fund has changed its fiscal year end from September 30 to January 31.

                       See notes to financial statements.

Dreyfus Cash Management Plus, Inc.
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                      Four Months Ended       Year Ended           Year Ended
                                                                     January 31, 1997(1)  September 30, 1996   September 30, 1995
                                                                    -------------------   ------------------  ------------------
OPERATIONS:
  Investment income--net...........................                   $     116,849,866    $     318,483,759   $     232,479,885
  Net realized gain (loss) on investments.........                               45,711               (2,194)             61,322
                                                                     ------------------   ------------------  ------------------
      Net Increase (Decrease) in Net Assets Resulting
        from Operations...........................                          116,895,577          318,481,565         232,541,207
                                                                     ------------------   ------------------  ------------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Institutional Shares(2).......................                         (104,056,031)        (292,838,918)       (226,918,456)
    Administrative Shares(3)......................                              (25,840)             --                   --
    Investor Shares(2)............................                          (12,765,741)         (25,644,841)        (5,561,429)
    Participant Shares(3).........................                               (2,254)             --                   --
                                                                     ------------------   ------------------  ------------------
      Total Dividends.............................                         (116,849,866)        (318,483,759)       (232,479,885)
                                                                     ------------------   ------------------  ------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold:
    Institutional Shares(2).......................                       38,291,611,554       93,822,519,259      57,520,547,392
    Administrative Shares(3)......................                           15,887,500              --                   --
    Investor Shares(2)............................                        2,019,845,977        3,923,658,426       1,165,069,960
    Participant Shares(3).........................                            1,420,390              --                   --
  Dividends reinvested:
    Institutional Shares(2).......................                           48,591,073          115,307,526          54,890,923
    Administrative Shares(3)......................                               25,840              --                   --
    Investor Shares(2)............................                           12,241,124           24,908,745           5,333,819
    Participant Shares(3).........................                                2,254              --                   --
  Cost of shares redeemed:
    Institutional Shares(2).......................                      (37,590,703,894)     (93,576,511,645)    (55,063,997,497)
    Administrative Shares(3)......................                          (15,714,000)             --                   --
    Investor Shares(2)............................                       (1,879,423,725)      (3,671,804,728)       (823,990,020)
    Participant Shares(3).........................                             (950,311)             --                   --
                                                                     ------------------   ------------------  ------------------
      Increase (Decrease) in Net Assets from
        Capital Stock Transactions................                          902,833,782          638,077,583       2,857,854,577
                                                                     ------------------   ------------------  ------------------
            Total Increase (Decrease) in Net Assets                         902,879,493          638,075,389       2,857,915,899

NET ASSETS:
  Beginning of Period.............................                        5,395,563,494        4,757,488,105       1,899,572,206
                                                                     ------------------   ------------------  ------------------
  End of Period...................................                     $  6,298,442,987      $ 5,395,563,494    $  4,757,488,105
                                                                     ==================   ==================  ==================

--------------------
(1) The Fund has changed its fiscal year end from September 30 to January 31.
(2) Effective November 20, 1996, Class A shares were redesignated as Institutional Shares and Class B shares were redesignated as Investor Shares.
(3) From November 21, 1996 (commencement of initial offering) to January 31,
    1997.

                      See notes to financial statements.

Dreyfus Cash Management Plus, Inc.
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   Institutional Shares
                                               ------------------------------------------------------------------------------
                                               Four Months Ended
                                                  January 31,                    Year Ended September 30,
                                               ------------------------------------------------------------------------------
PER SHARE DATA:                                    1997(1,2)        1996        1995         1994          1993          1992
                                                   --------       ------      ------        ------        ------       ------
   Net asset value, beginning of period..            $1.00         $1.00         $1.00       $1.00         $1.00        $1.00
                                                    ------        ------      ------        ------        ------       ------

   Investment Operations:
   Investment income--net.................            .018          .055        .057          .036          .032         .043
                                                    ------        ------      ------        ------        ------       ------
   Distributions:
   Dividends from investment income--net..           (.018)        (.055)      (.057)        (.036)        (.032)       (.043)
                                                    ------        ------      ------        ------        ------       ------
   Net asset value, end of period........            $1.00         $1.00       $1.00         $1.00         $1.00        $1.00
                                                    ======        ======      ======        ======        ======       ======
TOTAL INVESTMENT RETURN..................             5.34%(3)      5.59%       5.86%         3.65%         3.20%        4.39%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets             .20%(3)       .20         .20%          .20%          .20%         .20%
   Ratio of net investment income
      to average net assets..............             5.32%(3)      5.46%       5.81%         3.49%         3.15%        4.36%

   Decrease reflected in above expense ratios
      due to undertakings by the Manager.               --            --          --           .01%          .04%         .05%

   Net Assets, end of period (000's Omitted)..  $5,515,851    $4,766,312  $4,404,989    $1,893,485    $3,003,344   $2,300,382

--------------------
(1) Effective November 20, 1996, Class A shares were redesignated as Institutional Shares.
(2) The Fund has changed its fiscal year end from September 30 to January 31.
(3) Annualized.

                       See notes to financial statements.

Dreyfus Cash Management Plus, Inc.
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                            Administrative                                                 Participant
                                                Shares                    Investor Shares                    Shares
                                             ------------   -------------------------------------------    -----------
                                                             Four Months
                                             Period Ended       Ended                                     Period Ended
                                              January 31,    January 31,      Year Ended September 30,      January 31,
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:                                1997(1)       1997(2,3)      1996       1995       1994(4)    1997(1)
                                               ------         ------       ------     ------      ------     ------
   Net asset value, beginning of period..       $1.00          $1.00       $1.00       $1.00       $1.00      $1.00
                                               ------         ------      ------      ------      ------     ------
   Investment Operations:
   Investment income--net.................       .010           .017        .052        .055        .025       .010
                                               ------         ------      ------      ------      ------     ------
   Distributions:
   Dividends from investment income--net..      (.010)         (.017)      (.052)      (.055)      (.025)     (.010)
                                               ------         ------      ------      ------      ------     ------
   Net asset value, end of period........       $1.00          $1.00       $1.00       $1.00       $1.00      $1.00
                                               ======         ======      ======      ======      ======     ======
TOTAL INVESTMENT RETURN..................        5.22%(5)       5.10%(5)    5.33%       5.61%       3.61%(5)   4.92%(5)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets        .30%(5)        .45%(5)     .45%        .45%        .45%(5)    .60%(5)
   Ratio of net investment income
      to average net assets..............        4.99%(5)       5.07%(5)    5.19%       5.66%       4.00%(5)   4.78%(5)

   Net Assets, end of period (000's Omitted)     $199       $781,920    $629,251    $352,499      $6,087       $472

--------------------
(1) From November 21, 1996 (commencement of initial offering) to January 31, 1997.
(2) Effective November 20, 1996, Class B shares were redesignated as Investor Shares.
(3) The Fund has changed its fiscal year end from September 30 to January 31.
(4) From January 24, 1994 (commencement of initial offering) to September 30, 1994.
(5) Annualized.

                       See notes to financial statements.

Dreyfus Cash Management Plus, Inc.
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
   Dreyfus Cash Management Plus, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
   Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales load. The Fund is authorized to issue 15 billion shares of $.001 par value Common Stock in each of the following classes of shares: Institutional Shares, Administrative Shares, Investor Shares and Participant Shares. Effective November 20, 1996, Class A shares were redesignated as Institutional Shares and Class B shares were redesignated as Investor Shares. Administrative Shares, Investor Shares and Participant Shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
   It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
   The Fund has changed its fiscal year end from September 30 to January 31.
   (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
   The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodians and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

Dreyfus Cash Management Plus, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
   The Fund has an unused capital loss carryover of approximately $866,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 1997. The carryover does not include net realized securities losses from November 1, 1996 through January 31, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $15,000 of the carryover expires in fiscal 2002, $811,000 expires in fiscal 2003 and $40,000 expires in fiscal 2004.
   At January 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:
   (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and is payable monthly.
   Unless the Manager gives the Fund's investors 90 days notice to the contrary, the Manager, and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and with prior written consent of the necessary state securities commissions, extraordinary expenses) other than the following expenses, which will be borne by the Fund: the management fee, and with respect to the Fund's Administrative Shares, Investor Shares and Participant Shares, Rule 12b-1 Service Plan expenses.
   (B) Under the Fund's Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, relating to its Administrative Shares, Investor Shares and Participant Shares, the Fund (a) reimburses the Distributor for distributing such classes of shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and their affiliates (collectively, "Dreyfus") for advertising and marketing relating to such classes of shares and for providing certain services relating to shareholder accounts in such classes of shares, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .10, .25 and .40 of 1% of the value of the average daily net assets of Administrative Shares, Investor Shares and Participant Shares, respectively. Both the Distributor and Dreyfus may pay one or more Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's Administrative Shares, Investor Shares and Participant Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the four month period ended January 31, 1997, the Rule 12b-1 service fees borne by the Fund with respect to its Administrative Shares, Investor Shares and Participant Shares were $518, $629,784 and $189, respectively.
   (C) Each director receives an annual fee of $3,000 and an attendance fee of $500 per meeting.

Dreyfus Cash Management Plus, Inc.
-------------------------------------------------------------------------------

Report of Ernst & Young LLP, Independent Auditors

SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS CASH MANAGEMENT PLUS, INC.

   We have audited the accompanying statement of assets and liabilities of Dreyfus Cash Management Plus, Inc., including the statement of investments, as of January 31, 1997, and the related statement of operations for the four months ended January 31, 1997 and for the year ended September 30, 1996, the statement of changes in net assets for the four months ended January 31, 1997 and for each of the two years in the period ended September 30, 1996, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 1997 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Cash Management Plus, Inc. at January 31, 1997, the results of its operations for the four months ended January 31, 1997 and for the year ended September 30, 1996, the changes in its net assets for the four months ended January 31, 1997 and for each of the two years in the period ended September 30, 1996, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                     Ernst & Young LLP

New York, New York
March 6, 1997

(R) [LOGO]
Dreyfus Cash Management
Plus, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.          719/671/579/599AR971